
Long Island
ICED TEA.
LEMON
Long Island
Lemonade
TRADITIONAL
& a splash of tea
ALO
juice
Raspberry

LONG ISLAND ICED TEA CORP.

COMPANY PRESENTATION

APRIL 2017

Nasdaq

TICKER: LTEA

DISCLAIMER

THIS PRESENTATION CONTAINS "FORWARD-LOOKING STATEMENTS." THESE FORWARD-LOOKING STATEMENTS INVOLVE SIGNIFICANT RISKS AND UNCERTAINTIES THAT COULD CAUSE THE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE EXPECTED RESULTS. ACTUAL RESULTS MAY DIFFER FROM EXPECTATIONS, ESTIMATES AND PROJECTIONS AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. WORDS SUCH AS "EXPECT," "ESTIMATE," "PROJECT," "BUDGET," "FORECAST," "ANTICIPATE," "INTEND," "PLAN," "MAY," "WILL," "COULD," "SHOULD," "BELIEVES," "PREDICTS," "POTENTIAL," "CONTINUE," AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS.

LIIT UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE. IMPORTANT FACTORS, AMONG OTHERS, THAT MAY AFFECT ACTUAL RESULTS INCLUDE: POSSIBLE ACCOUNTING ADJUSTMENTS MADE IN THE PROCESS OF FINALIZING REPORTED FINANCIAL RESULTS; LIIT'S ABILITY TO IMPLEMENT ITS BUSINESS PLAN; LIIT OBTAINING THE NECESSARY FINANCING TO OPERATE ITS BUSINESS; LOSS OF KEY PERSONNEL; CHANGES IN ECONOMIC CONDITIONS GENERALLY; LEGISLATIVE AND REGULATORY CHANGES; AND THE DEGREE AND NATURE OF LIIT'S COMPETITION.

LIIT MAKES NO REPRESENTATION OR WARRANTY AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION CONTAINED IN THIS PRESENTATION. THIS PRESENTATION IS NOT INTENDED TO BE ALL-INCLUSIVE OR TO CONTAIN ALL THE INFORMATION THAT A PERSON MAY DESIRE IN CONSIDERING AN INVESTMENT IN LIIT AND IS NOT INTENDED TO FORM THE BASIS OF ANY INVESTMENT DECISION IN LIIT.

THIS PRESENTATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTIONS IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

LONG ISLAND ICED TEA CORP. - OUR MISSION

Build a global portfolio of premium, 'better-for-you' brands marketed at an affordable price

THE ORIGINAL LONG ISLAND ICED TEA® (FLAGSHIP)


Long Island
ICED TEA
LEMON

- Iconic name
- Globally recognized name
- Unique top of mind awareness
- Premium liquid meeting shifting consumer demands

THE ORIGINAL LONG ISLAND BRAND™ LEMONADE


Long Island
Lemonade
TRADITIONAL

- With a hint of tea
- Leverage the LIIT brand name
- Disrupting lemonade category with premium liquid attributes

ALO JUICE®


ALO
Original

- Broadens LTEA product offerings in the 'better-for-you' segment
- Recognized health benefits of Aloe Vera
- Functional beverage contains vitamins, minerals, amino acids and enzymes

Key Company Stats:

- Hicksville, NY (Long Island)
- Nasdaq: LTEA (uplisted July 2016)
- $34mn mkt cap (8.4mn shares)
- No debt

Note: Market and financial data as of April 17, 2017

'BETTER-FOR-YOU' PRODUCT ATTRIBUTES

Our teas are non-GMO, made with raw cane sugar and contain no artificial flavors or preservatives



Raw Cane Sugar	✓	✓	✓
Non-GMO	✓	✓	●
Gluten-Free	✓	✓	●
Purified Water	✓	✓	✓
No Artificial Flavors or Preservatives	✓	✓	✓
Diets: No Aspartame	✓	✓	N/A
Real Brewed / Hot Filled	✓	✓	N/A


100% PURE CANE SUGAR
NON GMO
NO ADDITIVES+ FILTERED WATER

CONSUMERS SHIFTING TO 'BETTER-FOR-YOU'

Consumers are moving into tea ('better-for-you'), from carbonated beverages

NARTD TEA - highest growth category in US Grocery (2016 Nielsen)[1]:
- +19.5% $ value
- +14.5% volume

'Health and Wellness' has the following growth (2011-2015 Nielsen)[2]:
- +45.4% Corn-Free (no high-fructose corn syrup)
- +16.2% Gluten-Free
- +16.1% Non-GMO
- +11.6% Natural Ingredients
- +10.0% No Artificial Color / Flavor



"Coke's Namesake Sodas See Declines in Key Markets"
– April 2016[3]

"PepsiCo CEO: We're Reducing Our Reliance on Colas for Sales"
– April 2016[4]

1) *Nielsen Answers, Total U.S. All Outlets Combined for 12-months-ending October 1, 2016, Total Tracked Sales All Outlets includes: grocery, drug, mass merchandisers, convenience, select dollar stores, select warehouse clubs, and military commissaries(DeCA)*
2) *Nielsen, "Nielsen Wellness Claims" December 2015*
3) *Associated Press, "Coke's Namesake Sodas See Declines in Key Markets" April 20, 2016*
4) *Seattle Times, "PepsiCo CEO: We're Reducing Our Reliance on Colas for Sales" April 18, 2016*

A PROVEN TEAM WITH CATEGORY RELEVANT EXPERIENCE

Senior team with over 100 years of beverage and consumer goods experience



Philip Thomas (CEO & Director)
- Over 20+ years of beverage experience
- CEO since Company formation in February 2011 and Chairman of the Board of LTEA from May 2015 until June 2016
- Revitalized a 45 year old family owned food and beverage distribution business, **Magnum Enterprises**, in 2003 by creating strategic partnerships with **Coca-Cola** and **Vitamin Water**
- Founded **Capital Link** in 2005, involved in a nationally recognized ATM processing network that funds over 13,000 ATMs



Julian Davidson, CA (Executive Chairman)
- 25 years in the beverage industry, primarily in Australia and New Zealand
- CEO of **Independent Liquor NZ** (7 years - NZ/US/CAN) - sold to **Asahi** in 2011 for $1.5bn
- Transitioned Independent Liquor NZ from single focus RTD business to multi-beverage business (RTD's/Beer/Cider/Spirits)
- Previously spent 15 years at **Lion Nathan**, an Australasian brewery subsidiary of **Kirin Holdings**



Richard Allen, CPA (CFO)
- 10+ years in senior roles at **Snapple** and **Cadbury Schweppes** including CFO of Snapple Beverage Group, General Manager of Pacific Snapple Distributors and SVP of Business Development and M&A for Cadbury Schweppes Americas Beverages
- Previously spent over 15 years at **RJR Nabisco** in various audit, accounting and analytic positions culminating in Vice President and Corporate Assistant Controller



Peter Dydensborg (COO)
- 30+ years of experience in the distribution and building of brands within large corporations, including **Kellogg's**, **The Keebler Company**, **Coca Cola** and **Thomas' English Muffins**
- Previously the Director of Sales for **Phoenix Beverages** - 2004 until joining LIIT in 2014
- Senior Zone Manager at Keebler (which was later acquired by Kellogg's) - 1994 to 2004



Joseph Caramele (VP, National Sales & Marketing)
- Nearly 10 years of iced tea experience with **Arizona Beverages USA**, most recently as Executive National Sales Director
- Managed team of 85 individuals and portfolio of over 100 accounts totaling $750mn in sales

A PROVEN TEAM WITH CATEGORY RELEVANT EXPERIENCE

Strategic Advisory Board

Tom Cardella
- Former President and CEO of **Tenth and Blake Beer Company**, an independent division of **MillerCoors** focused on craft and import beers
- Former Chairman of the **Jacob Leinenkugel Brewing Company**
- Serves on the Board for the **Green Bay Packers**

John Carson
- Former President of **Cadbury Schweppes** North America
- Former President, CEO and Chairman of **Marbo** and **Triarc Beverages**
- Led acquisition of **Snapple Beverages** as Chairman of Triarc (RC Cola)
- Sold the entire beverage portfolio of Triarc to Cadbury Schweppes

Dan Holland
- Involved in beverage consumer packaged goods for nearly 40 years- distribution, manufacturing, successful entrepreneurial brands
- Former CEO of **XXIV Karat Wines**
- Former President and CEO of **The Rising Beverage Co.**
- VP General Manager of **Haralambos Beverage Co.**
- Served President of **Mission Beverage** for 15 years

Bert Moore
- Managing partner at **WiderLens**, a high-end strategic brand consultancy
- Former CEO of **StrawberryFrog NYC**, a leading marketing agency
- Former partner and Chief Strategy Officer at **Deutsch New York**
- Former Global Chief Strategy Officer for **Lowe & Partners**

Bump Williams
- President and CEO of **The BWC Company**, a beverage consulting company
- Former President of Global Consulting at **Information Resources, Inc.** (IRI)
- Former Head of Analytics and National Accounts at **A.C. Nielsen Company**
- Developed a National Sales Program at **Procter & Gamble**

Board of Directors

Phil Thomas (CEO & Director)

Julian Davidson (Executive Chairman)

Tom Cardella

Edward Hanson
- Has served as a principal of **Global Partners Fund**, a private equity fund investing in asset-backed businesses, since 2009
- Former director of **Babcock & Brown (UK) Ltd.**, a principal investment firm headquartered in Sydney, Australia

Kerry Kennedy
- An American human rights activist and writer, and established the **Robert F. Kennedy Memorial Center for Human Rights** in 1988
- Serves on the Boards of Directors of the United States Institute of Peace, a Senate confirmed position

Richard Roberts
- Co-founded a regulatory consulting firm, **Roberts, Raheb & Gradler**
- Previously a partner with the law firm **Thelen Reid & Priest LLP** and a consultant at **Princeton Venture Research**
- Former Commissioner of the **Securities and Exchange Commission**
- Member of the Alabama Bar and the District of Columbia Bar

Paul Vassilakos
- Founded and currently operates **Petrina Advisors**, a privately held advisory firm providing investment banking services
- Prior experience includes investment banking at **Citigroup**

LONG ISLAND ICED TEA – A GLOBALLY RECOGNIZED NAME

LONG ISLAND ICED TEA is known throughout the world
To build that awareness from scratch could cost hundreds of millions of dollars



4th most popular cocktail beverage in the US[1]


ORIGINAL
Long Island
ICED TEA
GREEN TEA & HONEY

Now available as a NARTD



Legend has it, the Long Island Iced Tea cocktail was invented in 1972 by Robert (Rosebud) Butt in a competition at the Oak Beach Inn in Long Island

1) Nielsen CGA, On-Premise Consumer Survey, 2016

LONG ISLAND ICED TEA - OUR BRAND OWNERSHIP

BRAND



ORIGINAL
Long Island
ICED TEA
Simply refreshing
GREEN TEA & HONEY

WE OWN THE TRADEMARK ®


United States of America
United States Patent and Trademark Office

LONG ISLAND ICED TEA

Reg. No. 4,943,056
Registered Apr. 19, 2016
Int. Cl.: 30
TRADEMARK
SUPPLEMENTAL REGISTER

Director of the United States
Patent and Trademark Office

US Patent and Trademark Office:

"For: Beverages made of Tea, Beverages with a Tea Base, Fruit Teas, Tea-Based Beverages, Tea-Based Beverages with Fruit Flavoring, in Class 30"

BRAND HISTORY

JUL 2011 - DEC 2013

Proof of concept
Trademark security & development

2014

First employee
Brand & packaging re-launch
First marketing investment

2015

ShopRite entry
Gallons launched
ESPN program

2016

Trademark registered
Regional chain entry
Food Lion – 1,000+ stores
(Biggest account win in company history)

2017

New 18oz bottle design
Exclusive iced tea of New Coliseum
Big Geyser partnership (NY Metro)
(Biggest distributor signing in company history)

NARTD TEA – 4TH LARGEST DRINK CATEGORY GLOBALLY

NORTHEAST US[1]
$1BN
4.8% CAGR

UNITED STATES[2]
$7.1BN
5.3% CAGR

WORLDWIDE[3]
$55BN
6.6% CAGR

"LONG ISLAND ICED TEA" IS RECOGNIZED GLOBALLY

Top 5 Global Beverage Markets[3]

Rank	Category	Industry Value (bn)	5-Year CAGR
1	Carbonated	$227	4.9%
2	Water	$90	5.1%
3	Dairy	$58	9.4%
4	**RTD Tea**	**$55**	**6.6%**
5	Juice Drinks	$50	5.4%

Other International NARTD Tea Markets[4]

Category	Industry Value (bn)	5-Year CAGR
China	$15.7	3.3%
Japan	$13.3	1.8%
Indonesia	$1.4	5.4%
Vietnam	$1.1	5.6%
Australia/NZ	$0.1	8.1%

1) IRI, "Multi Outlet + Convenience Data" as of March 2016; Historical CAGR from 2013 to 2016
2) Euromonitor International, "RTD Tea in the US", February 2017; CAGR forecast from 2016 to 2021
3) Euromonitor International, "Versatility of RTD Tea Generates Bright Spot in Global Soft Drinks," 2014; Management estimates; CAGR forecast from 2014 to 2020
4) Euromonitor International, 2016

US NARTD TEA - $7.1BN MARKET

NARTD Tea annual growth of $375mn (5.3% 5-year CAGR forecast)[1]
Carbonated soft drinks are declining $724mn per year (-1.0% 5-year CAGR forecast)[3]



$161bn[3]
Non-Alcohol Beverages
5.3% CAGR[1]
$7bn[1]
NARTD Tea
$25bn[2]
Juice / Dairy / Water / Functional
$73bn[3]
Carbonated Soft Drinks
(1.0%) CAGR[3]
Super / Ultra Premium
Premium - Mass Market
Artificial / Low-End



Long Island ICED TEA
LEMON

NARTD TEA - highest growth category in US grocery: +19.5% by sales, +14.5% volume (Nielsen 2016)[4]

Note: "NARTD" defined as Non-Alcohol Ready-to-Drink

1) *Euromonitor International, "RTD Tea in the US", February 2017*
2) *Euromonitor International, "Fortified/Functional Beverages in the US", April 2016*
3) *Euromonitor International, "Carbonates in the US", February 2017*
4) *Nielsen Answers, Total U.S. All Outlets Combined for 12-months-ending October 1, 2016, Total Tracked Sales All Outlets includes: grocery, drug, mass merchandisers, convenience, select dollar stores, select warehouse clubs, and military commissaries(DeCA)*
5) *Nielsen, "Nielsen Wellness Claims" December 2015*

ICED TEA BRAND POSITIONING AND COMMUNICATION



REAL BREWED TEA
Long Island
NON GMO
THE ORIGINAL
Long Island
ICED TEA
LEMON

BEVERAGE

Proudly American Made, created with 100% Raw Cane Sugar & non-GMO certification. A premium quality iced tea offered at an affordable price.

CONSUMER

Desired need for a thirst quenching refreshment that doesn't create an internal sense of guilt. Instead, celebrates health, relaxation, socialization and summer.

BRAND

Awareness ubiquity created through the geographical region and the famous alcoholic cocktail association. When the term "Long Island" is raised, familiarity & retention is achieved.

MARKETING

Engaging marketing programs to build our brand and consumer base.



100% PURE CANE SUGAR
NON GMO
NO ADDITIVES • FILTERED WATER

ICED TEA PREMIUM & AFFORDABLE POSITIONING

LONG ISLAND ICED TEA®'S positioning:

- White space exists in the category for an affordable healthier alternative
- Priced below comparable premium brands
- LTEA pricing accelerates distribution gains and offsets infrastructure disadvantages



Price
$2.99
Gallon
$0.99
23oz
$3.69
Gallon
$1.29
16oz
$1.49
18.5oz
$1.57
18.5oz
$1.59
16oz
$1.49
16oz
$1.69
16oz
$2.99
Gallon
$1.00-$1.25
18oz
Quality - Premium Ingredients/Cold vs. Hot Fill Bottling

Note: All prices as of 03/09/2017 in Stop & Shop Supermarkets, or www.Peapod.com

PORTFOLIO TRANSFORMATION

Spring 2017 transformational brand changes


THE ORIGINAL
Long Island
ICED TEA
LEMON

Relaunch of flagship brand into contemporary 18oz bottle


THE ORIGINAL
Long Island
Lemonade
TRADITIONAL
& a splash of tea

Entry into lemonade category


ALO
juice
Original

Entry into growing Aloe category

CONTEMPORARY 18OZ BOTTLE – SPRING 2017

A slimline bottle, together with a bold and cleanly designed label, aligns with our core brand image and emphasizes the premium ingredients and 'better-for-you' positioning




REAL BREWED TEA
Long Island
NON GMO

- **Launched April 2017**, this sleeker and slimmer 18oz design is easier to carry and consume
  - Improved brand messaging
  - AOM attractive packaging
  - Immediate LTEA margin improvement
- Emphasis on natural fruit flavoring and health benefits of non-GMO and 100% raw cane sugar
  - All unique attributes within the RTD tea market
- Clean design label accentuates authentic and fresh spirit of Long Island Iced Tea® products
- Customized bottle cap printed with a refined Long Island Iced Tea® brand logo
  - Informative 'better-for-you' cues, such as "no additives", "non-GMO" and "low calories" for diet flavors

Note: "AOM" defined as All-Other-Markets

LEMONADE - SPRING 2017

Premium, non-GMO lemonade with a 'splash of tea' differentiated from other lemonades



- Same 'better-for-you' attributes as flagship tea brand
  - 100% raw cane sugar
  - Non-GMO ingredients
- Nine real-fruit flavors (offered in single 18oz bottles and 12-packs):
  - Traditional, Pink Lemonade, Peach, Cherry, Kiwi Strawberry, Strawberry, Lime, Watermelon & Wildberries
- Lemonade was 8.2% of $12.0bn US juice market in 2016[1]

1) *IBISWorld Industry Report 31211c, "Juice Production in the US", January 2017*

ALOE JUICE - WINTER 2017

The recognized health benefits of Aloe Vera


ALO
ALO
ALO
ALO
ALO

- US market for aloe products has grown 11% in 2016 to $146mn[1] and is projected to continue to experience high growth
- All stock proposed acquisition of ALO Juice® brand and trademark rights
  - Projected closing in Q2 2017
- Broadens LTEA product offerings in the 'better-for-you' segment
- In 2016, Company sold over $1mn of ALO Juice® (Feb–Dec)
- Appointed Julio Ponce VP of Southeast and Latin American Sales through 2017 with all stock earn-out

1) *Includes drinks and vitamins. According to Chicago-based market researcher SPINS LLC*

GROSS MARGIN – ACHIEVING A POSITIVE TRAJECTORY


Gross Margin
Industry Benchmark Margins
1
2
3
4
5
6
Time

LONG ISLAND ICED TEA®'S Gross Margin:

1. Increase in gallon pricing and scale efficiencies lift margin (ongoing program)
2. Scale efficiencies lift margin on 20oz/18oz pack (ongoing program)
3. Change to 18oz pack, result in COGS savings and maintain pricing on transition
4. Launch lemonade at industry benchmark margins
5. Launch ALO Juice® at industry benchmark margins
6. Launch super-premium tea at above industry benchmark margins

DISTRIBUTION & ACCOUNT TRANSFORMATION

LTEA announces the following transformational changes to the business:

BIG GEYSER INC.

Distribution Agreement (Metro NY)

FOOD LION

Regional Chain Rollout (Southeast)

DISTRIBUTION TRANSFORMATION

Big Geyser to distribute flagship tea and lemonade brands
Transformative partnership can increase New York Metro footprint by ten times

BIG GEYSER INC.

Big Geyser – Over 25,000 doors throughout the
5 NYC boroughs, Westchester, Putnam, Nassau and Suffolk counties

- Most significant distribution agreement in Company history
- Moves away from independent owner/operator system
- Exclusive distributor of LTEA 18oz product (tea & lemonade)
    - Effective date April 24th
- Entry into the local 'convenience' and 'AOM' markets
- Increases scale, which lowers costs and improves margins


MONSTER
hint
Honest
argo tea
ARMOR
ZICO
V8
Nesquik

Note: "AOM" defined as All-Other-Markets

BIG GEYSER INVESTMENT SUPPORT - PEOPLE & BRAND

The transformative nature of the Big Geyser partnership is being met with significantly increased levels of LTEA investment

Nearly $1mn is being invested in personnel/capability to support the rollout commencing April 2017, in addition to significant incremental brand investment contractually committed



CEO
COO
VP National Sales & Marketing
VP Florida & Southeast
Marketing Director
7 Sales Managers, Reps, Others
CEO
Chief Sales & Marketing
VP National Sales & Marketing
VP Market Development
VP Sales Northeast
VP Sales Southeast
Marketing Director
~20 Sales Managers, Reps, Others
Marketing Assistant

ACCOUNT TRANSFORMATION

Transformative new accounts such as Food Lion can drive increased sales performance in 2017

FOOD LION

"Largest Regional Chain Agreement in the Company's History" – 1,000 locations in 10 states

- Largest regional chain agreement in Company's five year history
  - Second partnership in the Southeast (Ingles)
- +1,000 stores across Southeast & Mid-Atlantic
- 18oz and gallon bottles
- First purchase order, ahead of schedule:
  - First shipment December 11, 2016
  - Launched in stores January 2017
  - First promotion April 2017


FOOD LION
ON SALE

SIGNIFICANT 2016/EARLY 2017 GAINS

2017 Performance will be enhanced by our 2016/2017 gains

	Domestic US	Canada	Latin America
Accounts	Food Lion, ACME, ingles, Krasdale, Kinney Drugs, Restaurant Depot, IGA W. Lee Flowers and Company		SuperMax
Distributors	Big Geyser Inc., Lipari, General Trading, Milestone Beverage, Empire Distributors, Inc., Garden Foods, Southeast Beverage Company, Bozzuto's Inc.	Les Aliments Unique Foods	Tres Monjitas, Premier Distributors, WinelCo Trading, Great America Beverage Co.
Brokers	JOH, SellEthics Marketing Group Inc.		

DOUBLED REGIONAL CHAIN DOORS - DEC 2016 TO APR 2017

Regional Chain Account	Geographies	LTEA Doors	Actual / Plan Ship Date
EXISTING Regional Chains through December 1, 2016		1,399	2014-2016
FOOD LION	10 Southeast States (DE, GA, KY, MD, NC, PA, SC, TN, VA, WV)	958	Dec 2016
SuperMax RECIBE MÁS...PAGA MENOS	Puerto Rico	16	Dec 2016
Pueblo	Puerto Rico	17	Dec 2016
KinneyDrugs	New York, Vermont	~100	Feb 2017
IGA W. Lee Flowers and Company	South Carolina, North Carolina, Georgia	83	Mar 2017
LTEA Regional Chains		+2,600	April 2017

INTERNATIONAL - POTENTIAL FOR MORE GROWTH

Early progress in nearby markets
Enabling International Expansion from Domestic Manufacturing Footprint

STRATEGY

International Market

- US, China & Japan: $34bn of the $55bn global RTD tea market – Asia represents the bulk of the international strategy
- Recruitment of international consultant Jeff Busch – Dec 2016
- Globally networked Exec. Chairman & Advisory Board
- Exploring royalty based licensing opportunities

1ST STEPS

Canada

- First order with Unique Foods in Nov 2016
- Unique Foods founded 20 years ago and are the pioneers of bringing healthy "new age" products to Canada


AQUA
HYDRATE
ICELANDIC
Little Miracles
CoCo Pure

Caribbean

- St. Martin, Dominican Republic, Puerto Rico & Bermuda

Latin America

- Currently distributing to Honduras and Colombia
- ALO Juice® brand will help leverage sales of Long Island Iced Tea®

FINANCIAL PERFORMANCE

Long Island Iced Tea Corp. Quarterly & LTM Net Sales[1]


Quarterly Net Sales
LTM Net Sales
Quarterly Net Sales (000)
LTM Net Sales (000)
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$394
$234
$265
$600
$414
$502
$508
$1,604
$1,301
$1,145
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016

	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016
YoY Growth	97%	37%	52%	58%	5%	114%	92%	167%	214%	128%
YoY LTM Growth	38%	41%	53%	61%	35%	51%	59%	103%	159%	156%

1) *Excludes Costco sales of $562,000 for Q2-Q3 2014 and $118,000 for Q2-Q3 2015; dollars in thousands; LTM stands for 'Last 12 months'*

HIGH GROWTH BEVERAGE COMPANIES HAVE PROVEN REVENUE MULTIPLE UPSIDE

Bai Brands Case Study[1]

- Sold to Dr. Pepper Snapple in November 2016 for $1.7bn cash, with stated 2017E revenue of $425mn
- Represents a 4.0x 2017E revenue multiple
- Revenues of $5mn in 2012, $17mn in 2013, $50mn in 2014E, $120mn in 2015 and $300mn in 2016E

Body Armor Case Study[2]

- $20mn equity investment from Dr. Pepper Snapple Group ("DPS") in August 2015 at $171mn valuation
- Revenues of $30mn in 2014 and 180% YoY growth through August 2015
- 5.7x 2014 revenue

Vita Coco Case Study[3]

- Sold 25% stake to Reignwood Group in July 2014 at $665mn valuation
- Global retail sales rose 31% to $421mn in 2014
- 1.6x 2014 revenue

KeVita Case Study[4]

- Sold to PepsiCo in November 2016 for $250mn, with 2016E revenue of $60mn
- Represents a 4.2x 2016E revenue multiple
- "Latest global food and drink company pursuing bolt-on dealmaking in order to make it's product portfolio future proof"

Other Transactions

- Sunny Delight sale to Brynwood Partners
- American Beverage Corporation sale to Harvest Hill Beverage
- Muscle Milk sale to Hormel Foods
- ZICO sale to Coca-Cola
- Honest Tea sale to Coca-Cola
- Vitamin Water sale to Coca-Cola

1) *Wall Street Journal "Dr Pepper, Pepsi Snap Up Alternative Beverage Makers" November 2016*
2) *Wall Street Journal "Dr Pepper Buys Stake in Gatorade Rival BodyArmor" August 2015*
3) *Wall Street Journal "Coconut Water Maker Vita Coco Broadens Overseas Footprint" April 2015*
4) *Wall Street Journal "Dr Pepper, Pepsi Snap Up Alternative Beverage Makers" November 2016*

LONG ISLAND ICED TEA CORP - OUR MISSION

Build a global portfolio of premium, 'better-for-you' brands marketed at an affordable price

THE ORIGINAL LONG ISLAND ICED TEA® (FLAGSHIP)


Long Island
ICED TEA
LEMON

- Iconic name
- Globally recognized name
- Unique top of mind awareness
- Premium liquid meeting shifting consumer demands

THE ORIGINAL LONG ISLAND BRAND™ LEMONADE


Long Island
Lemonade
TRADITIONAL

- With a hint of tea
- Leverage the LIIT brand name
- Disrupting lemonade category with premium liquid attributes

ALO JUICE®


ALO
Original

- Broadens LTEA product offerings in the 'better-for-you' segment
- Recognized health benefits of Aloe Vera
- Functional beverage contains vitamins, minerals, amino acids and enzymes

Key Company Stats:

- Hicksville, NY (Long Island)
- Nasdaq: LTEA (uplisted July 2016)
- $34mn mkt cap (8.4mn shares)
- No debt

Note: Market and financial data as of April 17, 2017